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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2003


                        ENTERPRISE PRODUCTS PARTNERS L.P.
                       ENTERPRISE PRODUCTS OPERATING L.P.
           (Exact name of registrants as specified in their charters)

         Delaware                               1-14323                         76-0568219
         Delaware                            333-93239-01                       76-0568220
(State or other jurisdiction of         (Commission File Number)       (I.R.S. Employer Identification
incorporation or organization)                                                      No.)


            2727 North Loop West, Houston, Texas                              77008-1037
            (Address of principal executive offices)                          (Zip Code)
            Registrants telephone number, including area code:
                            (713) 880-6500


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                                EXPLANATORY NOTE

This report constitutes a combined report for Enterprise Products Partners L.P. (the "Partnership") (Commission File No. 1-14323) 98.9899% owned subsidiary, Enterprise Products Operating L.P. (the "Operating Partnership") (Commission File No. 333-93239-01). Since the Operating Partnership owns substantially all of the Partnership's consolidated assets and conducts substantially all of the Partnership's business and operations, the information set forth herein constitutes combined information for the Partnership and the Operating Partnership.

Unless the context requires otherwise, references to "we", "us" or "our" are intended to mean the consolidated business and operations of Enterprise Products Partners L.P., which includes Enterprise Products Operating L.P. and its subsidiaries.


ITEM 5. OTHER EVENTS.

         On January 9, 2003, we entered into an underwriting agreement for the public offering of 12,750,000 common units, including 1,000,000 common units to be offered to four trusts established for the benefit of the children of Dan L. Duncan, the Chairman of our general partner. Closing of the issuance and sale of the common units is scheduled for January 15, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  NOT APPLICABLE.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  NOT APPLICABLE.

         (c)      EXHIBITS.

         1.1 Underwriting Agreement dated January 9, 2003, among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products Operating L.P., Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC, Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., RBC Dain Rauscher Inc. and Sanders Morris Harris Inc.

         5.1      Opinion of Vinson & Elkins L.L.P.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                  ENTERPRISE PRODUCTS PARTNERS L.P.
                                  ENTERPRISE PRODUCTS OPERATING L.P.


                                  By: Enterprise Products GP, LLC, the general partner of the Partnership and the Operating Partnership




Date:    January 10, 2003         By:  /s/ MICHAEL J. KNESEK
                                     ----------------------------------------
                                  Name: Michael J. Knesek
                                  Title: Vice President, Controller and
                                  Principal Accounting Officer of Enterprise
                                  Products GP, LLC




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
-------                    -------------------
1.1               Underwriting Agreement dated January 9, 2003, among Enterprise
                  Products GP, LLC, Enterprise Products Partners L.P.,
                  Enterprise Products Operating L.P., Lehman Brothers Inc.,
                  Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated,
                  Salomon Smith Barney Inc., UBS Warburg LLC, Credit Suisse
                  First Boston Corporation, Deutsche Bank Securities Inc., A.G.
                  Edwards & Sons, Inc., Raymond James & Associates, Inc., RBC
                  Dain Rauscher Inc. and Sanders Morris Harris Inc.

5.1               Opinion of Vinson & Elkins L.L.P.

23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)



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